UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2015

Versartis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Bohannon Drive, Suite 250 Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 963-8580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On January 5, 2015, the Company announced positive data from its Extension Study of VRS-317 for naïve to treatment, pre-pubertal children with growth hormone deficiency (GHD). The Extension Study is a long-term safety study initiated in March 2014 as patients completed the Versartis’ Phase 1b/2a clinical trial of VRS-317 in children with GHD. A copy of the press release regarding this announcement, titled “Versartis Announces Positive 12 Month Data for VRS-317 from Ongoing Extension Study” is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 5, 2015, titled “Versartis Announces Positive 12 Month Data for VRS-317 from Ongoing Extension Study”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2015	Versartis, Inc.

	By:	/s/ Joshua T. Brumm
Joshua T. Brumm
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated January 5, 2015, titled “Versartis Announces Positive 12 Month Data for VRS-317 from Ongoing Extension Study”